UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Anadarko Petroleum Corporation

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STOCKHOLDER ENGAGEMENT – EXECUTIVE COMPENSATION PROGRAM

Spring 2016

w w w . a n a d a r k o . c o m | N Y S E : A P C

Cautionary Language

Regarding Forward-Looking Statements and Other Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results, or other expectations expressed in this presentation, including Anadarko's ability to realize its expectations regarding performance in this challenging economic environment. See "Risk Factors" in the company's 2015 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 2

2016 Proxy Statement—Management Proposal Item 4

Before casting your vote on Management Proposal Item 4 – Advisory Vote to

Approve the Company’s Named Executive Officer Compensation…

The Compensation and Benefits Committee (Committee) respectfully requests that you consider the information provided on the following pages. This information is intended to emphasize the long-term rigor and effectiveness of our executive compensation program design, in tandem with our Committee’s strong and active oversight, in ensuring the Company pays for performance and that the interests of our executives and stockholders are aligned.

More detailed information is provided in the Compensation Discussion and Analysis section of our 2016 Proxy Statement filed with the Securities and Exchange Commission on March 18, 2016.

w w w . a n a d a r k o . c o m | N Y S E : A P C A N A D A R K O P E T R O L E U M C O R P O R A T I O N

3

Key Messages

Anadarko’s executive compensation program is well designed for a cyclical, commodity price driven and capital-intense industry that must focus and retain top talent throughout periods of rising and falling commodity prices

Company is a price-taker, not a price-maker – it makes long-term capital investments exploring for a commodity with cyclical and volatile prices that are set by market and not by individual producers

Long-term equity incentive pay opportunity is nearly 80% of our CEO’s compensation and is fully aligned with stockholder value

Compensation tables provided in proxy statement reflect accounting grant values and not actual pay delivery

Realizable values for our CEO’s long-term equity incentives over past 3 years equal only one-third of total corresponding grant values Clear demonstration of long-term alignment with stockholders

w w w . a n a d a r k o . c o m | N Y S E : A P C A N A D A R K O P E T R O L E U M C O R P O R A T I O N

4

Key Messages (Cont.)

- Annual bonuses (Annual Incentive Plan - AIP) based on short-term, fundamental business drivers that management can control and significantly impact long-term value creation
  - Rewarding year-over-year growth in absolute revenues and profitability does not support our long-term strategy in the current environment
  - Within the E&P industry, certain annual bonus metrics may vary each year based on current corporate strategy
    - *In increasing commodity price environments, certain goals may increase year over year driven by growth strategy*
    - *In decreasing commodity price environments, certain goals may decrease year over year driven by value preservation strategy*

"[W]e are taking a very cautious view and trying to do what we believe is the right thing in an environment where creating and adding value is more important than growth... [W]e are in this environment really seeking value…We are not going to look for growth, and we're going to maintain flexibility so that when the markets do give us that right opportunity to go back into a growth mode that we're ready."

Chairman, President, and CEO Al Walker, First Quarter 2015 Earnings Call, May 5, 2015

- For 2015, annual bonuses (AIP) were awarded at 110% of target amounts
  - Exceptional execution against rigorous goals driven by value preservation
  - However, Committee deemed it appropriate to exercise significant negative discretion, particularly in a year when absolute stockholder value declined

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 5

Rigorous & Responsive Compensation Program Design

CEO Key Compensation Elements

- **Long-Term Incentive (LTI) Awards (79%)**
  - Almost 80% of target total compensation opportunity directly tied to absolute and relative share performance and fully aligned with stockholder value
- **Annual Bonus (AIP) Program (12%)**
  - Motivates and rewards exceptional near-term operational performance and margin optimization driven by short-term commodity price and service cost volatility
- **Base Salary (9%)**
  - Compensates for level of responsibility, relative expertise and experience


AIP
12%
Base
Salary
9%
LTI
79%

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 6

LTI Program Directly Aligns Executive Pay with Stockholder Returns

- **Most significant, at-risk portion of executive compensation**
  - Drives long-term strategic thinking and value creation
  - Directly aligns executives' interests with stockholders via absolute and relative stock price performance
  - Strongly reflects Company performance via realizable/realized value that executives ultimately may or may not receive
- **Grant values determine *target opportunity*, performance determines *value ultimately realized***
  - Compensation tables provided in proxy statement reflect accounting grant values and **not** actual pay delivery
  - Significant negative impact from commodity price challenges despite outstanding operational performance



$11 MM
71% decrease
$3.2 MM
$11.1 MM
77% decrease
$2.5 MM
$11.1 MM
49% decrease
$5.7 MM
Grant Date Value
12/31/15 Realizable
2013
Grant Date Value
12/31/15 Realizable
2014
Grant Date Value
12/31/15 Realizable
2015
Options
RSUs
PUs

CEO LONG-TERM INCENTIVE AWARDS
Please refer to page 37 of our 2016 Proxy Statement for more detail

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 7

Annual Incentive Program (AIP)

- **Annual cash bonus (AIP) only 12% of CEO's target total compensation opportunity**
  - Individual AIP metric weighting impact ranged from <1% to 2.4% of CEO's target total compensation
- **Focuses on fundamental business drivers that employee population at-large can control**
  - Short-term, day-to-day operational objectives and margin optimization
  - Directly reflects current commodity price and service cost environment
- **May vary annually to ensure goals are aligned with long-term value creation**
  - In *increasing* commodity price environments, certain goals may *increase* year over year driven by *growth strategy*
  - In *decreasing* commodity price environments, certain goals may *decrease* year over year driven by *value preservation* strategy
- **Although short-term in nature, annual metrics are intended to position the Company for exceptional TSR over long-term in alignment with stockholders**

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 8

Reduced YOY Target Metrics — Prudent Response to Industry Conditions

- **2015 goal-setting focused on preserving/building value to position Company for future success when commodity price environment recovers, rather than emphasizing year-over-year production, reserves and capital expenditure growth that will not be rewarded by market**
- **2015 goal-setting occurred during time of high level of uncertainty throughout industry**
  - Significant decline in commodity pricing and evolving service cost environments
- **2015 Capital Expenditure goal only 70% of prior year, while Total Sales Volumes goal set at more than 90% of prior year actual performance**
- **2015 AIP Total Sales Volume goal, and actual results, excluded known and anticipated asset sales in order to ensure a clean and direct comparison**
  - Target differed from initial public guidance as guidance reflects only known/announced sales; adjusted over time as divestitures announced
  - Neutral impact on AIP since divestments were excluded from goals and performance

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 9

Rigorous Process Utilized to Develop AIP Performance Goals

- **Annual performance goals directly tied to Board-approved budget**
- **Rigorous and robust capital budgeting process**
  - Integrated with corporate-wide portfolio evaluation and asset optimization efforts led by corporate strategy & planning team
  - Corporate-wide portfolio evaluation and asset optimization is foundation for annual budget setting
  - Budget process "built up" from asset level to a consolidated corporate budget
    - *Rigorous analysis of each asset's capital efficiency, activation cost, trend analysis/calibration with actual results*
    - *Long-term strategy, prior performance, service cost and commodity price environments — all integral parts of analysis*
    - *Multiple reviews conducted with full Board during budget cycle to ensure comprehensive understanding of assumptions*
  - Committee reviews and approves associated AIP goals after final approval of budget by full Board
    - *Alignment with short- and long-term strategic objectives*
    - *Rigor relative to expectations as well as prior year goals and outcomes*
    - *Realistically reflective of market conditions and other external factors*
    - *Committee monitors progress continually throughout the year through quarterly updates*
  - Committee reviews and certifies final corporate-wide results in February of the following year
    - *May exercise appropriate discretionary adjustments depending on various internal/external factors including stock performance*

www.anadarko.com | NYSE: APC   ANADARKO PETROLEUM CORPORATION   10

2015 Compensation Actions Reflected Current Business Conditions

- Pay-for-Performance aligned with stockholders' long-term interests
- CEO target total compensation opportunity, including base pay, held flat since appointment in 2012
- Negative discretion applied to AIP payout
  - Reflects significant decline in commodity price and unpredictable business environment that impacted goal-setting and results across our E&P industry
  - Reflects strong operational performance that positions Company and stockholders for success as market conditions strengthen

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 11